SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                            ------------------------

        Date of Report (Date of earliest event reported): April 18, 2003
                           FIRST COLONIAL GROUP, INC.
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             (Exact name of Registrant as specified in its charter)

            Pennsylvania                0-11526              23- 2228154
    ------------------------------- -----------------  ----------------------
  (State or other jurisdiction of      (Commission       (I.R.S. Employer
 incorporation or organization)        File Number)      Identification Number)

                                76 S. Main Street
                               Nazareth, PA 18064
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          (Address of principal executive offices, including zip code)


        Registrant's telephone number, including area code: 610-746-7300
                                 --------------



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Item 9.  Regulation FD Disclosure


On April 18, 2003, First Colonial Group, Inc. announced its second quarter 2003 dividend to shareholders. A copy of this announcement is filed as Exhibit 99.2 to this Report and is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           First Colonial Group, Inc.



                                           By: /s/ Reid L. Heeren
                                               ---------------------------------
                                               Vice President and Chief
                                               Financial Officer

Date: April 18, 2003





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